SECOND AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AGREEMENT

                NEW ENGLAND BUSINESS SERVICE, INC.




     SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 8, 1999 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), BANKBOSTON, N.A., a national banking association ("BKB"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with BKB, the "Banks"), BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending institutions (the "Documentation Agent").

     WHEREAS, the Borrower wishes to enter into certain corporate restructuring transactions pursuant to which (a) McBee Systems, Inc., a Colorado corporation ("McBee"), will become a wholly owned Subsidiary of Rapidforms, Inc., a New Jersey corporation ("Rapidforms"), and (b) Russell & Miller, Inc., a Delaware corporation ("Russell & Miller") will become a wholly-owned subsidiary of McBee (the transactions described in clauses (a) and (b) are hereinafter together referred to as the "Restructuring Transactions");

     WHEREAS, the Borrower, Rapidforms and McBee wish to contribute certain of their intellectual property rights to Russell & Miller;

     WHEREAS, each of the Borrower, Rapidforms and McBee will in turn license such intellectual property rights from Russell & Miller;

     WHEREAS, Russell & Miller will contribute, on an ongoing basis, all royalty payments received by it under the License Agreement to R&M Trust, a voluntary association with transferable shares organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) ("R&M Trust");

     WHEREAS, R&M Trust intends to loan substantially all of its cash assets to the Borrower, which loans shall be evidenced by an Unsecured Subordinated Promissory Note dated as of October 8, 1998;

     WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Revolving Credit
Agreement dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that the Agent and the Banks amend the Credit Agreement so as to permit, to the extent required, the Restructuring Transactions and the other transactions described in the foregoing recitals;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, the Agent and the Documentation Agent have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit
Agreement as follows:

     1.     Amendments to Definitions.  Section 1.1 of the Credit
Agreement is hereby amended by:

          (a) adding the following new definitions to section 1.1 of the Credit Agreement in the proper alphabetical order:

     "Intercompany Subordination Agreement.  The Intercompany
Subordination Agreement dated as of October 8, 1998 among the Agent, the Borrower and R&M Trust."

     "R&M Contribution Agreement. The agreement pursuant to which each of Rapidforms, McBee and Russell & Miller will contribute cash generated from its respective operations to R&M Trust (including, in the case of Russell & Miller, royalty payments made to it under any of the Trademark License Agreements), in form and substance (including any modifications thereof) satisfactory to the Agent."

     "R&M Trust. R&M Trust, a voluntary association with transferable shares organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust)."

     "Restructuring Transactions. The contribution by the Borrower to Rapidforms of one hundred percent (100%) of the issued and outstanding capital stock of McBee; and the contribution by Rapidforms to McBee of one hundred percent (100%) of the issued and outstanding capital stock of Russell & Miller."

     "Russell & Miller. Russell & Miller, Inc., a Delaware corporation."

     "Trademark Assets. The trademark related intellectual property rights and related intangible assets to be contributed by the Borrowers, Rapidforms or McBee to Russell & Miller pursuant to, and as described in, the Trademark Contribution Agreement."

     "Trademark Contribution Agreement. The Agreement pursuant to which each of the Borrower, Rapidforms and McBee will contribute the Trademark Assets to Russell & Miller, in form and substance (including any modifications thereto) satisfactory to the Agent."

     "Trademark License Agreements. The separate agreements pursuant to which each of the Borrower or one or more of its Subsidiaries will license from Russell & Miller (i) all United States and foreign trademarks, service marks, common law marks, trade names and trade dress owned by Russell & Miller, and (ii) all United States and foreign trademarks, service marks, common law marks, trade names and trade dress licensed by Russell & Miller that Russell & Miller is legally and/or contractually able to sublicense to the Borrower and its Subsidiaries, in form and substance (including any modifications thereto) satisfactory to the Agent."

     "Unsecured Subordinated Promissory Note. The promissory note evidencing the Indebtedness permitted by section 7.1(p), in form and substance (including any modifications thereof) satisfactory to the Agent."

     (b) deleting the definition of "Consolidated Funded Debt" in its entirety and replacing it with the following new definition:

          "Consolidated Funded Debt. At any time of determination, the sum of (i) the amount of the Loans outstanding (after giving account to any amounts requested) plus accrued but unpaid interest thereon; plus (ii) the outstanding amount of any other Indebtedness for borrowed money (other than intercompany Indebtedness owed by the Borrower and its Subsidiaries to each other and permitted by the terms hereof), in respect of Capitalized Leases or which is otherwise subject to the payment of interest plus accrued but unpaid interest on such Indebtedness, including expenses consisting of interest in respect of Capitalized Leases and including commitment fee, agency fee, facility fee, balance deficiency fee and similar fee expenses in connection with the borrowing of money."

     (c) amending the definition of "Loan Documents" by inserting the text "the Intercompany Subordination Agreement and any other subordination arrangements entered into pursuant to section 7.1(j) or
(p)" immediately after the text "the Fee Letters" and immediately before the text "any Guaranty".

     2.     Amendment of section 5.1.1 of the Credit Agreement.
Section 5.1.1 of the Credit Agreement is hereby deleted in its entirety, and the following new section 5.1.1 is hereby substituted in lieu thereof:

          "5.1.1. Organization; Good Standing. Each of the Borrower and its Subsidiaries (i) is a corporation or, in the case of R&M Trust, a Massachusetts business trust, duly organized, validly existing and, except in the case of R&M Trust (with respect to which no such concept is applicable), in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing as a foreign corporation or other entity and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary."

     3.     Amendment of section 5.1.2 of the Credit Agreement.
Section 5.1.2 of the Credit Agreement is hereby amended by:

          (a) deleting clause (i) thereof in its entirety and substituting in lieu thereof the following text: "(i) are within the corporate or other authority of such Person,";

          (b) inserting in clause (ii) thereof the text "or other" immediately after the word "corporate" and immediately before the text "proceedings"; and

          (c) inserting in clause (iv) thereof the text "or other organizational documents thereof, immediately after the text
"corporate charter or bylaws" and immediately before the text "of, or any agreement".

     4.     Amendment of section 6.6 of the Credit Agreement.  Section
6.6 of the Credit Agreement is hereby amended by:

          (a) deleting the title thereof in its entirety and substituting in lieu thereof the title "Corporate or Other Existence; Maintenance of Properties."; and

          (b) inserting in the first sentence thereof, immediately after the text "and those of its Subsidiaries" and immediately before the text "and will not, and will not cause or permit", the text "(and, in the case of R&M Trust, its existence, rights and franchises as a Massachusetts business trust)".

     5. Amendment of section 6.14 of the Credit Agreement and Addition of new section 6.15 to the Credit Agreement. Section 6.14 of the Credit Agreement is hereby deleted in its entirety, and the following new section section 6.14 and 6.15 are hereby substituted in lieu thereof:

           "6.14. Certain Intercompany Payments. The Borrower will, and will, as applicable, cause each of Russell & Miller and R&M Trust to, (a) promptly upon Russell & Miller's receipt thereof, cause all royalty payments received by Russell & Miller pursuant to any of the Trademark License Agreements (net of reasonable expenses incurred by Russell & Miller in connection with the maintenance, protection and enforcement of its related trademark intellectual property rights and the performance of its obligations under the Trademark License Agreements) to be paid to R&M Trust as capital contributions, and (b) promptly upon R&M Trust's receipt thereof, cause R&M Trust to lend to the Borrower pursuant to the Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it pursuant to clause (a) of this section 6.14 or otherwise.

          6.15. Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further

<PAGE
instruments and documents as the Banks or the Agent shall reasonably request to carry out to the satisfaction of the Agent and the Banks the transactions contemplated by this Credit Agreement and the other Loan Documents."

     6.     Amendment of section 7.1 of the Credit Agreement.  Section
7.1 of the Credit Agreement is hereby amended by:

          (a) inserting, in subsection (b) thereof, immediately after the text "of the Borrower" and immediately before the text
"incurred in the ordinary course", the text "and its Subsidiaries
(other than Russell & Miller and R&M Trust)";

          (b) deleting subsection (f) thereof in its entirety and substituting in lieu thereof the following new subsection (f):

               "(f) obligations of the Borrower or any of its Subsidiaries (other than Russell & Miller and R&M Trust) under
Capitalized Leases not exceeding $5,000,000 in the aggregate at any time outstanding;"

          (c) deleting subsection (g) thereof in its entirety and substituting in lieu thereof the following new subsection (g):

               "(g) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or any Subsidiary of the Borrower (other than Russell & Miller and R&M Trust); provided that the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries (other than Russell & Miller and R&M Trust) shall not exceed the aggregate amount of $5,000,000 at any one time;".

          (d) deleting subsection (j) thereof in its entirety and substituting in lieu thereof the following new subsection (j):

               "(j) Indebtedness of the Borrower to any and all Subsidiaries of the Borrower (other than Russell & Miller and R&M
Trust), which Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, in an aggregate amount not to exceed $10,000,000;"

          (e) deleting subsection (k) thereof in its entirety and substituting in lieu thereof the following new subsection (k):

               "(k) Indebtedness of the Borrower or any of its Subsidiaries (other than Russell & Miller or R&M Trust) in respect of
(i) overseas lines of credit, (ii) letters of credit, (iii) the granting of surety, appeal, bid, performance or other similar bonds or
(iv) guaranties or other contingent obligations in respect of Indebtedness of any Person, all of which Indebtedness described in clauses (i)-(iv) of this subparagraph (k), in the aggregate, shall not exceed $10,000,000;".

          (f) inserting, immediately after subsection (n) and before existing subsection (o) the following new subsections (o), (p) and (q) with the following text:

               "(o) obligations in respect of royalty payments owed by any of the Borrower or any of its Subsidiaries to Russell & Miller under and pursuant to any of the Trademark License Agreements;

               (p) Indebtedness of the Borrower to R&M Trust under and pursuant to the Unsecured Subordinated Promissory Note, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Intercompany Subordination Agreement; and"

               (q) Indebtedness of Russell & Miller and R&M Trust not expressly permitted under subsections (a) through (p) of this section 7.1, in an aggregate amount (owed by either or both such entities) not to exceed $5,000,000 at any time; and"

          (g) deleting existing subsection (o) and substituting in lieu thereof the following new subsection (r):

               "(r) Indebtedness of the Borrower or any of its Subsidiaries (other than Russell & Miller or R&M Trust) not expressly permitted under subsections (a) through (q) of this section 7.1 in an aggregate amount not to exceed $5,000,000 at any time."

     7.     Amendment of section 7.3 of the Credit Agreement.
Section 7.3 of the Credit Agreement is hereby amended by:

          (a) deleting clause (ii) from subsection (j) thereof in its entirety and substituting in lieu thereof the following clause
(ii):
               "(ii) made following the Closing Date in Subsidiaries of the Borrower (other than R&M Trust) in an aggregate amount (other than Investments permitted by section 7.3(n), section 7.3(o) or section 7.3(p)) for all such Subsidiaries (other than R&M Trust) not to exceed $7,500,000;".

          (b) deleting the word "and" at the end of subsection (m) thereof;

          (c) inserting, immediately following subsection (m) thereof and immediately before existing subsection (n) thereof, new subsections (n), (o), (p) and (q) with the following text:

               "(n) in connection with the Restructuring Transactions, Investments consisting of the capital contribution by the Borrower to Rapidforms of 100% of the issued and outstanding capital stock of McBee and by Rapidforms to McBee of 100% of the issued and outstanding capital stock of Russell & Miller;

               (o) Investments consisting of the contribution by each of the Borrower, Rapidforms and McBee of its Trademark Assets (whether owned on the Second Amendment

Effective Date or thereafter acquired) to Russell & Miller pursuant to the Trademark Contribution Agreement;

               (p) without limiting the Investments permitted by
section 7.3(j), Investments in R&M Trust by Rapidforms, McBee and
Russell & Miller pursuant to the R&M Contribution Agreement;

               (q) Investments with respect to Indebtedness permitted by section 7.1(p)."

          (d) deleting existing subsection (n) at the end thereof and substituting in lieu thereof the following new subsection (r):

               "(r) Investments not otherwise expressly permitted under subsections (a)-(q) of this section 7.3, in an aggregate amount not to exceed $5,000,000."

     8.     Amendment to section 7.5.2 of the Credit Agreement.
Section 7.5.2 of the Credit Agreement is hereby amended by:

          (a)     deleting the word "and" immediately before clause
(e) thereof;

          (b) inserting, immediately before the period (".") at the end thereof the following new subsections (f) and (g):

               "(f)     in connection with the Restructuring
Transactions, transfer by the Borrower to Rapidforms of 100% of the issued and outstanding shares of the capital stock of McBee and the transfer by Rapidforms to McBee of 100% of the issued and outstanding capital stock of Russell & Miller; and

               (g) transfer by the Borrower, Rapidforms and McBee to Russell & Miller of all of their Trademark Assets pursuant to the Trademark Contribution Agreement; provided, however, that such Trademark Assets shall be licensed back to the Borrower, Rapidforms and McBee pursuant to and on the terms and conditions set forth in the applicable Trademark License Agreement."

     9.     Amendment to section 7.6 of the Credit
Agreement. Section 7.6 of the Credit Agreement is hereby amended by deleting the period (".") at the end thereof and substituting in lieu thereof the following text: "; provided, however, that the Borrower, Rapidforms and McBee may transfer the Trademark Assets to Russell & Miller pursuant to the terms and conditions set forth in the Trademark Contribution Agreement, and Russell & Miller may license the Trademark Assets to the Borrower, and any of its Subsidiaries (other than R&M Trust) pursuant to the terms and conditions set forth in the Trademark License Agreements; and provided further that, to the extent otherwise limited by this section 7.6, the Borrower may sell approximately seventeen (17) acres of real property owned by it in Atlanta, Douglas County, Georgia, and may lease all or a portion of a building or buildings to be constructed thereon."

     10.     Amendment of section 7.12 of the Credit Agreement.
Section 7.12 of the Credit Agreement is hereby amended by:

     (a) deleting the heading thereof and substituting in lieu thereof the following heading: "Conduct of Business; Agreements
Regarding Certain Subsidiaries".

     (b)  inserting at the end thereof the following text:

     "R&M Trust shall not conduct any business or activities other than the lending to the Borrower pursuant to the Unsecured Subordinated Promissory Note of all amounts (net of reasonable, ordinary course operating expenses) received by it, whether by way of capital contributions pursuant to the R&M Contribution Agreement or otherwise, and shall have no assets other than cash (which shall be loaned to the Borrower in accordance with section 6.14) and Indebtedness owed by the Borrower to it as permitted by section 7.1(p). Without limiting the foregoing and notwithstanding any of the carve-outs contained in section 7.2 (other than section 7.2(a)), section 7.3 (other than section 7.3(b) (with respect to Investments by R&M Trust in a deposit account maintained with BKB until amounts held therein are loaned to the Borrower pursuant to section 6.14), section 7.3(f) and section 7.3(p)) or section 7.11, the Borrower shall not permit R&M Trust to encumber its assets in any manner described in section 7.2, to make or permit to exist or remain outstanding any Investments, or to create or acquire any Subsidiaries".

     10.     Replacement of Schedule 5.19 to the Credit
Agreement. Schedule 5.19 to the Credit Agreement is hereby deleted in its entirety, and Schedule 5.19 attached hereto is hereby substituted in lieu thereof.

     11. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in section 12 below are met, as follows:

          (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

          (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in section 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment and the other Amendment Documents, also are correct at and as of the date hereof and will be correct as of the respective dates of the consummation of the Restructuring Transactions and of the effectiveness of the Trademark License Agreements, the Trademark Contribution Agreement, and the R&M Trust Contribution Agreement (as each such capitalized term is defined in the Credit Agreement, as amended hereby).

          (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in section 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

     12. Effectiveness. This Amendment shall become effective as of December 28, 1998 (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

     (a) Each of this Amendment and the Intercompany Subordination Agreement dated as of October 8, 1998 among the Borrower, R&M Trust and the Agent shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;

     (b) The Borrower and the Guarantors shall have delivered to the Agent (i) copies of any amendments to their charter documents, other organizational papers and by-laws effective since the dates on which such charter documents, other organizational papers and by-laws were last delivered to the Agent, with all such amendments being duly certified as true and correct by an officer of each such Person and without other amendment thereto, (ii) an incumbency certificate for each person authorized to sign this Amendment and (iii) authorizing resolutions authorizing this Amendment and the transactions contemplated hereby; and

     (c) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

13.     Miscellaneous Provisions.

     (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in section 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (c)     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED
INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


[Signature Pages Follow]


     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.


                               New England Business Service, Inc.


                              By:/s/ Daniel M. Junius
                                 --------------------
                               Name: Daniel M. Junius
                               Title: Treasurer


                              BANKBOSTON, N.A.,
                              individually and as Agent


                              By:/s/Harvey H Thayer
                                 ------------------
                               Name: Harvey H. Thayer
                               Title: Managing Director


                              FLEET NATIONAL BANK,
                              individually and as Documentation Agent


                              By:/s/Mary M. Barcus
                                 -----------------
                               Name: Mary M. Barcus
                               Title: Senior Vice President


                              FIRST UNION NATIONAL BANK,
                              N.A.,
                              successor to CoreStates Bank, N.A.


                              By:/s/John D. Brady
                                 ----------------
                               Name: John D. Brady
                               Title: Vice President



                              KEY BANK N.A.


                              By:/s/ Noel B. Grayson
                                 ------------------------
                               Name: Noel B. Grayson
                               Title: Vice President

                              USTRUST


                              By:/s/Brian C. Roche
                                 ------------------------
                               Name: Brain C. Roche
                               Title: Vice President


                              SUNTRUST BANK, ATLANTA


                              By:/s/W. David Wisdom
                                 -------------------------
                                  Name: W. David Wisdom
                                  Title: Group Vice President


                              SUNTRUST BANK, ATLANTA


                              By:/s/Karen C. Copeland
                                 --------------------------
                                  Name: Karen C. Copeland
                                  Title: Assistant Vice President


                              THE BANK OF NOVA SCOTIA


                              By:/s/M. R. Bradley
                                 ----------------------------
                                  Name: M. R. Bradley
                                  Title: Authorized Signatory


                              WACHOVIA BANK, N.A.


                              By:/s/Terence A. Snellings
                                 -----------------------------
                                  Name: Terence A. Snellings
                                  Title: Senior Vice President



                              KREDIETBANK N.V.


                              By:
                                 ------------------------------
                               Name:
                               Title:


                              KREDIETBANK N.V.


                              By:
                                 -------------------------------
                               Name:
                               Title:


                              SUMMIT BANK


                              By:
                                 -------------------------------
                               Name:
                               Title:


                          Signature page
                     to the Second Amendment

     The undersigned hereby acknowledges the foregoing Second
Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents.

                              RAPIDFORMS, INC.


                              By:/s/ Daniel M. Junius
                                 ---------------------------
                                  Name: Daniel M. Junius
                                  Title: Treasurer

                              MCBEE SYSTEMS, INC.


                              By:/s/ Daniel M. Junius
                                 -------------------------------
                                  Name: Daniel M. Junius
                                  Title: Treasurer

                              RUSSELL & MILLER, INC.


                              By:/s/ Daniel M. Junius
                                 ------------------------------
                                  Name: Daniel M. Junius
                                  Title: Treasurer

                              NEBS INTERACTIVE, INC.


                              By:/s/ Daniel M. Junius
                                 -------------------------------
                                  Name: Daniel M. Junius
                                  Title: Treasurer

                              NEWSHIRE FORMS, INC.


                              By:/s/ Daniel M. Junius
                                 ----------------------------
                                  Name: Daniel M. Junius
                                  Title: Treasurer


                              R & M TRUST

                              By:  Robert J. Murray,
                                   John F. Fairbanks and
                                   Craig Barrows, as Trustees
                                   under Declaration of Trust of
                                   R&M Trust dated July 20,
                                   1998 and filed with the
                                   Secretary of the
                                   Commonwealth of
                                   Massachusetts
                                   on July 27, 1998, and not
                                   individually


                              By:  /s/ Robert J. Murray
                                   ----------------------------
                                    Robert J. Murray, as Trustee under
                                    said Declaration of Trust and not
                                    individually


                              By:  /s/ John F. Fairbanks
                                   ---------------------------
                                    John F. Fairbanks, as Trustee
                                    under said Declaration of Trust
                                    and not individually


                              By:   /s/ Craig Barrows
                                    ----------------------------
                                    Craig Barrows, as Trustee under
                                    said Declaration of Trust and not
                                    individually